                                                                SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 6
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM SECTOR FUNDS

          This Amendment No. 6 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (the "Trust") amends, effective February 12, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Technology Fund to Invesco Technology Sector Fund; and

          WHEREAS, the Trust desires to amend the Agreement to change the name of Van Kampen American Value Fund, Van Kampen Capital Growth Fund, Van Kampen Comstock Fund, Van Kampen Enterprise Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Small Cap Value Fund, Van Kampen Technology Fund, Van Kampen Utility Fund and Van Kampen Value Opportunities Fund to Invesco Van Kampen American Value Fund, Invesco Van Kampen Capital Growth Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen Mid Cap Growth Fund, Invesco Van Kampen Small Cap Value Fund, Invesco Van Kampen Technology Fund, Invesco Van Kampen Utility Fund and Invesco Van Kampen Value Opportunities Fund, respectively;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 12, 2010.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                            Name: John M. Zerr
                                            Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                                AIM SECTOR FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     --------------------------
AIM Energy Fund                               Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class K Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

AIM Financial Services Fund                   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class K Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

AIM Gold & Precious Metals Fund               Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

AIM Leisure Fund                              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

AIM Technology Fund                           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

AIM Utilities Fund                            Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

Invesco Mid-Cap Value Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Small-Mid Special Value Fund          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Special Value Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Technology Sector Fund                Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco U.S. Mid Cap Value Fund               Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco U.S. Small Cap Value Fund             Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco U.S. Small/Mid Cap Value Fund         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Value Fund                            Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Value II Fund                         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen American Value Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen Capital Growth Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen Comstock Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares


Invesco Van Kampen Enterprise Fund            Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Mid Cap Growth Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen Small Cap Value Fund       Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Technology Fund            Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Utility Fund               Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Value Opportunities Fund   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares"